UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

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CAPITAL SOUTHWEST CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Capital Southwest Corporation
5400 Lyndon B Johnson Freeway, Suite 1300
Dallas, TX 75240

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, JULY 29, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Capital Southwest Corporation (the “Company”), dated June 2, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, July 29, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about June 22, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2020

To the Shareholders of Capital Southwest Corporation:

Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of shareholders (the “Annual Meeting”) of Capital Southwest Corporation (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Wednesday, July 29, 2020 at 9:00 a.m. Dallas time. In light of public health concerns regarding the coronavirus outbreak, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically.

Participating in the 2020 Annual Meeting Online

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a “shareholder of record” (i.e., holding shares directly in your name) as of the close of business on June 1, 2020, the record date, or hold proper written authority from your broker, bank or other institution or nominee. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/CSWC2020, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the Annual Meeting's website during the Annual Meeting. Whether or not you plan to participate in the Annual Meeting, we urge you to authorize a proxy to vote your shares in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to authorize a proxy to vote your shares in connection with the Annual Meeting.

If you hold shares of the Company's common stock in “street name” through a broker, bank or other nominee, you must follow the instructions provided by your broker, bank or other nominee regarding how to instruct your broker, bank or other nominee to vote your shares, or obtain a proxy in your name from your broker, bank or other nominee.

By Order of the Board of Directors,
/s/ Michael S. Sarner
Michael S. Sarner
Secretary
June 22, 2020

The Annual Meeting on July 29, 2020 at 9:00 a.m. Dallas time is available at www.virtualshareholdermeeting.com/CSWC2020. The proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020 are available on the Company’s internet website at ir.capitalsouthwest.com. Additionally, you may access the Company’s proxy materials at www.proxyvote.com.

Capital Southwest Corporation Announces Virtual 2020 Annual Meeting of Shareholders

DALLAS— June 22, 2020 – Capital Southwest Corporation (“Capital Southwest”) (Nasdaq: CSWC) announced today that, due to the public health impact of the coronavirus outbreak (COVID-19) and related health and travel concerns, it has changed the format of its 2020 Annual Meeting of Shareholders (the "Annual Meeting") from a physical in-person meeting to a virtual-only format. The Annual Meeting will still be hosted on July 29, 2020 at 9:00 a.m. Dallas time.

To participate in the Annual Meeting, shareholders of record as of the close of business on June 1, 2020 will need to visit www.virtualshareholdermeeting.com/CSWC2020 and enter their control number included on their proxy card, voting instruction form or other notice previously received. Shareholders participating in the Annual Meeting will also be able to vote and submit questions pertinent to matters at the Annual Meeting.

Capital Southwest encourages eligible shareholders to vote on the proposals prior to the Annual Meeting using the instructions provided in the proxy materials previously distributed. The proxy card included with the Annual Meeting proxy materials will not be updated to reflect the information above and may continue to be used to vote shares in connection with the Annual Meeting.

About Capital Southwest

Capital Southwest Corporation (Nasdaq: CSWC) is a Dallas, Texas-based, internally managed business development company with approximately $272 million in net assets as of March 31, 2020. Capital Southwest is a middle market lending firm focused on supporting the acquisition and growth of middle market businesses with $5 million to $25 million investments across the capital structure, including first lien, unitranche, second lien, subordinated debt and non-control equity co-investments. As a public company with a permanent capital base, Capital Southwest has the flexibility to be creative in its financing solutions and to invest to support the growth of its portfolio companies over long periods of time.

Forward-Looking Statements

This press release contains historical information and forward-looking statements with respect to the business and investments of Capital Southwest. Forward-looking statements are statements that are not historical statements and can often be identified by words such as "will," "believe," "expect" and similar expressions and variations or negatives of these words. These statements are based on management's current expectations, assumptions and beliefs. They are not guarantees of future results and are subject to numerous risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement. These risks include risks related to changes in the markets in which Capital Southwest invests; changes in the financial and lending markets; regulatory changes; tax treatment and general economic and business conditions; and uncertainties associated with the impact from the COVID-19 pandemic, including its impact on the global and U.S. capital markets and the global and U.S. economy, the length and duration of the COVID-19 outbreak in the United States as well as worldwide and the magnitude of the economic impact of that outbreak; the effect of the COVID-19 pandemic on our business prospects and the operational and financial performance of our portfolio companies, including our ability and their ability to achieve their respective objectives, and the effects of the disruptions caused by the COVID-19 pandemic on our ability to continue to effectively manage our business.

Readers should not place undue reliance on any forward-looking statements and are encouraged to review Capital Southwest's Annual Report on Form 10-K for the year ended March 31, 2020 and subsequent filings with the Securities and Exchange Commission for a more complete discussion of the risks and other factors that could affect any forward-looking statements. Except as required by the federal securities laws, Capital Southwest does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Investor Relations Contact:

Michael S. Sarner, Chief Financial Officer
214-884-3829